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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): April 29, 2003
                                                        --------------


                                 Maritrans Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Delaware                       1-9063                    51-0343903
    ---------------              ----------------          ------------------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)

                   Two Harbour Place
                302 Knights Run Road
                   Tampa, Florida                               33602
      ----------------------------------------                ----------
      (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (813) 209-0600
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

           99.1   Press Release, dated April 29, 2003, issued by Maritrans Inc.

Item 9.    Regulation FD Disclosure.

The following information and exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

         On April 29, 2003, Maritrans Inc. issued a press release announcing its first quarter 2003 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. The press release contains a presentation of TCE revenue, which is a non-GAAP financial measure. A presentation of revenue, which is the most comparable GAAP measure to TCE revenue, is contained in the press release, as well as a reconciliation of TCE revenue to revenue. The Company's management believes that the presentation of TCE revenue provides useful information regarding the Company's financial condition and results of operation because TCE revenue essentially nets the voyage costs and voyage revenue to yield a measure that is comparable between periods regardless of the types of charters utilized.


                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARITRANS INC.


                                        By: Walter T. Bromfield
                                            -----------------------------
                                            Walter T. Bromfield
                                            Chief Financial Officer



Dated: May 5, 2003


                                      -3-
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                                  Exhibit Index
                                  -------------


   Exhibit
   -------
   99.1          Press Release, dated April 29, 2003, issued by Maritrans Inc.